UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549


                          FORM 8-K



                       CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(D) OF THE
               SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): December 1, 2003


                Global Life Sciences, Inc.
           -------------------------------------
   (Exact Name of Registrant as Specified in Its Charter)

                         Nevada
                   -------------------
       (State or other jurisdiction of incorporation)


         000-33333                         37-9374101
     ------------------            ---------------------------
  (Commission File Number)     (I.R.S. Employer Identification No.)


  2020 Main Street, Suite 600, Irvine, California      92614
 -------------------------------------------------    -------
     (Address of Principal Executive Offices)        (Zip Code)


                         949-223-7103
                    ------------------------
    (Registrant's Telephone Number, including area code)


                       Too Gourmet, Inc.
                  ----------------------------
  (Former Name or Former Address, if Changed Since Last Report)






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Item 2.   Acquisition or Disposition of Assets.

       On November 18, 2003, Global Life Sciences, Inc., a Nevada corporation (the "Registrant"), received a non-binding Letter of Intent to acquire 90% of the outstanding stock of Technica Entwicklungsgesesllschaft mbH & Co. KG ("Technica") from Technica's management. Technica is located in Ratzeburg, Germany. The transaction is subject to due diligence review, negotiations and drafting of the definitive purchase agreement, which includes representations and warranties standard for a transaction of this nature and magnitude. Terms of the proposed transaction have not been disclosed.

       Technica is a designer, manufacturer and distributor of proprietary devices, equipment and apparatus produced and developed for a variety of medical, commercial and industrial customers, including a leading soft drink producer and an international water producer. A copy of Registrant's press release is attached as Exhibit 99.1 on this reporting
Form 8-K.

Item 7.   Financial Statements and Exhibits

a.   Financial Statements

     None.

b.   Pro forma Financial Information

     None.

c.   Exhibits.

99.1 Global Life Sciences, Inc. December 1, 2003 Press
     Release concerning Letter of Intent.












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                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         GLOBAL LIFE SCIENCES, INC.


December 1, 2003              By: /s/ Harrysen Mittler
                                  ----------------------
                              Harrysen Mittler
                              Chief Financial Officer
































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Exhibit Index.

99.1 Global Life Sciences, Inc. December 1, 2003 Press
     Release concerning Letter of Intent.





































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